UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 28, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2007, providing for the issuance of GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR1)

GreenPoint Mortgage Funding Trust, Series 2007-AR1
(Issuing Entity)

Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

The Registrant registered issuances of GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued $1,454,467,000 in aggregate principal amount Class 1-A1A, Class 1-A1B, Class 1-A2A, Class 1-A3, Class 2-A1A, Class 2-A1B, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class M1-I, Class M2-I, Class M3-I, Class M4-I, Class M5-I, Class M6-I, Class M7-I, Class M8-I, Class M9-I, Class M1-II, M2-II, Class M3-II, Class M4-II, Class M5-II, Class M6-II, Class M7-II, Class M8-II and Class M9-II Certificates (the “Public Certificates”)of its GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR1 on February 28, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated February 20, 2007, as supplemented by the Prospectus Supplement, dated February 27, 2007 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On February 28, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class P-I	N/A
Class P-II	N/A
Class C-I	N/A
Class C-II	N/A
Class X-I	N/A
Class X-II	N/A
Class R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates (as defined below) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of February 1, 2007, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Aurora Loan Services LLC, as master servicer (the “Master Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”). The “Certificates” consist of the Public Certificates and the following classes: Class X-I, Class X-II, Class P-I, Class P-II, Class C-I, Class C-II and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of three pools of conventional, first lien, adjustable rate and hybrid, negative amortization, fully amortizing and balloon residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,464,750,955 as of February 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1	Terms Agreement, dated February 26, 2007, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Underwriter.

4.1	Trust Agreement, dated as of February 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement, dated as of February 1, 2007, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.3	Reconstituted Servicing Agreement, dated as of February 1, 2007, between Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.4	Flow Interim Servicing Agreement, dated as of April 10, 2006, between Lehman Capital, a Division of Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.5
Securitization Servicing Agreement, dated as of February 1, 2007, among GMAC Mortgage Corporation, as Servicer, Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Master Servicer.

99.6	Interest Rate Cap Agreement, dated as of February 28, 2007, between Lehman Brothers Special Financing Inc. and GreenPoint Mortgage Funding Trust, Series 2007-AR1.

99.7
Deferred Interest Cap Agreements relating to the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 2-A1A, Class 2-A1B, Class 3-A1, Class 3-A2, Class 3-A3 and Class 3-A4 Certificates, respectively, each dated as of February 28, 2007, and each between Lehman Brothers Special Financing Inc. and GreenPoint Mortgage Funding Trust, Series 2007-AR1.

99.8	Guarantee of Lehman Brothers Holdings Inc., dated as of February 28, 2007, relating to the Interest Rate Cap Agreement and Deferred Interest Cap Agreements.

99.9
ISDA Master Agreement, dated as of February 28, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR1.

99.10	Confirmation, dated as of February 28, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR1.

99.11
ISDA Credit Support Annex to the ISDA Master Agreement dated as of February 28, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

	By:	/s/ Michael C. Hitzmann
	Name:	Michael C. Hitzmann
	Title:	Senior Vice President

Date: March 15, 2007

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement, dated February 26, 2007, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Underwriter.

4.1	Trust Agreement, dated as of February 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement, dated as of February 1, 2007, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

99.3	Reconstituted Servicing Agreement, dated as of February 1, 2007, between Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.4	Flow Interim Servicing Agreement, dated as of April 10, 2006, between Lehman Capital, a Division of Lehman Brothers Holdings Inc. and GreenPoint Mortgage Funding, Inc.

99.5
Securitization Servicing Agreement, dated as of February 1, 2007, among GMAC Mortgage Corporation, as Servicer, Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Master Servicer.

99.6	Interest Rate Cap Agreement, dated as of February 28, 2007, between Lehman Brothers Special Financing Inc. and GreenPoint Mortgage Funding Trust, Series 2007-AR1.

99.7
Deferred Interest Cap Agreements relating to the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 2-A1A, Class 2-A1B, Class 3-A1, Class 3-A2, Class 3-A3 and Class 3-A4 Certificates, respectively, each dated as of February 28, 2007, and each between Lehman Brothers Special Financing Inc. and GreenPoint Mortgage Funding Trust, Series 2007-AR1.

99.8	Guarantee of Lehman Brothers Holdings Inc., dated as of February 28, 2007, relating to the Interest Rate Cap Agreement and Deferred Interest Cap Agreements.

99.9
ISDA Master Agreement, dated as of February 28, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR1.

99.10	Confirmation, dated as of February 28, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR1.

99.11
ISDA Credit Support Annex to the ISDA Master Agreement dated as of February 28, 2007, by and between ABN AMRO Bank N.V. and Supplemental Interest Trust, GreenPoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR1.